Exhibit 10.36

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of ) March 29, 2013, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, Chicago Branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement, dated as of February 27, 2012 and a First Amendment to Credit Agreement dated as of September 20, 2012 (such Credit Agreement, as amended, being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The title page of the Credit Agreement is hereby amended by adding Wells Fargo Bank, National Association, as Syndication Agent and Branch Banking and Trust Company, as Documentation Agent to the title page of the Credit Agreement.

1.2. Clause (ii) in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) the Borrowing Base as then determined and computed.

1.3. The term “Revolving Credit Availability” appearing in the second and third lines of Section 1.8(b)(i) is hereby replaced with the term “Borrowing Base.”

1.4. The amount $75,000,000 set forth in Section 1.15 is hereby deleted and replaced with the amount $125,000,000.

1.5. The definition of “Applicable Margin” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, from one Pricing Date to the next the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL INDEBTEDNESS TO TOTAL ASSET VALUE RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EURODOLLAR LOANS AND LETTER OF CREDIT FEE SHALL BE:

I	Less than or equal to 0.25 to 1.00	0.50%	1.50%

II	Less than or equal to 0.35 to 1.00, but greater than 0.25 to 1.00	0.75%	1.75%

III	Less than or equal to 0.45 to 1.00, but greater than 0.35 to 1.00	1.00%	2.00%

IV	Greater than 0.45 to 1.00	1.25%	2.25%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower, the date on which the Administrative Agent is in receipt of the Borrower’s most recent Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Indebtedness to Total Asset Value Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its Compliance Certificate and financial statements by the date the Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, then until such Compliance Certificate and financial statements and/or audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level IV shall apply). If the Borrower subsequently delivers such Compliance Certificate and financial statements before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate and financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such Compliance Certificate and financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Borrower, Administrative Agent, L/C Issuer and Lenders understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Administrative Agent and Lenders by Borrower (the "Borrower Information"). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information; provided that no recalculation shall be done for any period that is more than 2 years earlier than the date of recalculation. The Administrative Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender or the L/C Issuer, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent's, the L/C Issuer’s, or any Lender's other rights under this Agreement. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive, absent manifest error, and binding on the Borrower and the Lenders if reasonably determined.

The rates set forth in Section 1.5 of this Amendment shall be applicable on and after the date of this Amendment.

1.6. The definition of “Borrowing Base” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Borrowing Base” means, at any date of its determination, an amount equal to the lesser of (A) 60% of the Borrowing Base Value of all Eligible Properties on such date and (B) the Debt Service Coverage Amount of all Eligible Properties on such date, minus Unsecured Indebtedness excluding the outstanding principal amount of Revolving Loans and Swing Loans and L/C Obligations.

1.7. The definition of “Revolving Credit Availability” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Revolving Credit Availability” means the Borrowing Base minus the outstanding principal amount of Revolving Loans and Swing Loans and L/C Obligations.

1.8. The definition of “Revolving Credit Termination Date” in Section 5.1 is hereby amended and restated in its entirety as follows:

“Revolving Credit Termination Date” means the earliest of (i) March 31, 2016, as such date may be extended pursuant to Section 1.16, (ii) the date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof and (iii) the date on which a mandatory prepayment under Section 1.8(b)(iii) is required to be made.

1.9. Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event and, after giving effect to such Credit Event, the Revolving Credit Availability as then determined and computed shall be no less than $0;

1.10. The percentage 10% set forth in Section 8.8(l) is hereby deleted and replaced with the percentage 15%.

1.11. Section 8.8(o) is hereby amended and restated in its entirety as follows:

(o) investments in Land Assets and Land Assets contributed to joint ventures and up to $3,500,000 to be invested in Indigo Community Development District (“CDD”) bonds in Indigo CDD series 1999A, 1999C and 2005A in an amount not to exceed in the aggregate at any one time outstanding 32.5% of the Total Asset Value of the Borrower and its Subsidiaries at such time during calendar years 2012 and 2013 and 25% of Total Asset Value of the Borrower and its Subsidiaries at such time from and after January 1, 2014.

1.12. The amount $96,626,249 set forth in Section 8.20(e) is hereby deleted and replaced with the amount $93,243,118.

1.13. Section 11.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 11.7. Resignation of Administrative Agent, Removal of Administrative Agent and Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the L/C Issuer, and the Borrower. The Required Lenders may remove the Administrative Agent from its capacity as Administrative Agent in the event of the Administrative Agent’s willful misconduct or gross negligence. Upon any such resignation or removal of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent reasonably acceptable to Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring or removed Administrative Agent’s giving of notice of resignation or removal by the Required Lenders then the retiring or removed Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, reasonably acceptable to Borrower, which may be any Lender hereunder or any commercial bank, or an Affiliate of a commercial bank, having an office in the United States of America and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent or removal of the Administrative Agent, the provisions of this Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If the Administrative Agent resigns or is removed and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and the Borrower shall be directed to make all payments due each Lender and L/C Issuer hereunder directly to such Lender or L/C Issuer.

1.14. The following sentence is hereby added to Section 12.11 of the Credit Agreement:

No participation may be granted or sold to the Borrower, any Guarantor, any Affiliate or Subsidiary of Borrower or Guarantor, any Defaulting Lender or any natural person.

1.15. Section 12.12(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) and, in addition:

(a) the consent of the Borrower (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(b) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(c) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(d) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swing Loans (whether or not then outstanding).

1.16. Section 12.12(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(v) No Assignment to Borrower, Guarantors, Affiliates or Subsidiaries. No such assignment shall be made to the Borrower, any Guarantor or any Affiliate or Subsidiary of the Borrower or any Guarantor.

1.17. The following section is hereby added to Section 12.12(a) at the end thereof:

(vii) No Assignment to Defaulting Lender. No such assignment shall be made to a Defaulting Lender.

1.18 Clause (i) in Section 12.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Revolving Loan or of any Reimbursement Obligation or of any fee payable hereunder (including by way of a waiver of a Default or Event of Default under Section 9.1(a)) without the consent of the Lender to which such payment is owing or which has committed to make such Revolving Loan or Letter of Credit (or participate therein) hereunder;

1.19. Schedule I to the form of Compliance Certificate attached to the Credit Agreement as Exhibit E is hereby replaced by Schedule I attached hereto.

1.20. The form of Borrowing Base Certificate attached to the Credit Agreement as Exhibit I is hereby replaced by Exhibit I attached hereto.

SECTION 2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

2.2. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 3.	REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.	MISCELLANEOUS.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

4.3. Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect. Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original. This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

This Second Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation

By	/s/ Mark E. Patten
	Name	Mark E. Patten
	Title	Senior Vice President and CFO

“GUARANTORS”

INDIGO DEVELOPMENT LLC,
a Florida limited liability company

By:	Consolidated -Tomoka Land Co.
a Florida corporation
Its Managing Member

	By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

INDIGO SANFORD LLC,
a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company,
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

INDIGO MELBOURNE LLC,
a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

INDIGO CLERMONT LLC,
a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

INDIGO HENRY LLC,
a Florida limited liability company
Its Sole Member,

By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

	By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

INDIGO MALLARD CREEK LLC,
a Florida limited liability company

By:	Indigo Development LLC,
a Florida limited liability company
Its Sole Member,

	By:	Consolidated -Tomoka Land Co.
a Florida corporation,
Its Managing Member

		By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President and CFO

INDIGO GROUP LTD,
a Florida limited liability company

By:	Indigo Group Inc.
a Florida corporation,
Its Managing General Partner

	By	/s/ Mark E. Patten
		Name:	Mark E. Patten
		Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

Accepted and agreed to.

“ADMINISTRATIVE AGENT” AND “L/C ISSUER”

BANK OF MONTREAL, Chicago Branch, as L/C Issuer and as Administrative Agent

By	/s/ Aaron Lanski
	Name	Aaron Lanski
	Title	Managing Director

“LENDERS”

BANK OF MONTREAL

By	/s/ Aaron Lanski
	Name	Aaron Lanski
	Title	Managing Director

BRANCH BANKING AND TRUST COMPANY

By	/s/ James Wright
	Name	James Wright
	Title	Banking Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Jennifer Molnar
	Name	Jennifer Molnar
	Title	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONSOLIDATED-TOMOKA LAND CO. CREDIT AGREEMENT]

SCHEDULE I

TO COMPLIANCE CERTIFICATE

COMPLIANCE CALCULATIONS

FOR CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2012, AS AMENDED

CALCULATIONS AS OF             ,

A.	Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))

	1.	Total Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line A1 to A2		:1.0

	4.	Line A3 must not exceed		0.55:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

B.	Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))

	1.	Secured Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line B1 to B2		:1.0

	4.	Line B3 must not exceed		0.35:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

C.	Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))

	1.	Net Income	$

	2.	Depreciation and amortization expense

	3.	Interest Expense

	4.	Income tax expense

	5.	Extraordinary, unrealized or non-recurring losses

	6.	Extraordinary, unrealized or non-recurring gains

	7.	Income tax benefits

	8.	Annual Capital Expenditure Reserve

	9.	Sum of Lines C2, C3, C4 and C5

	10.	Sum of Lines C6 and C7 and C8

	11.	Line C1 plus Line C9 minus Line C10 (“Adjusted EBITDA”)

	12.	Interest Expense

	13.	Principal Amortization Payments

	14.	Dividends

	15.	Stock Repurchases

	16.	Income Taxes Paid

	17.	Sum of Lines C12, C13, C14, C15 and C16 (“Fixed Charges”)

	18.	Ratio of Line C11 to Line C17		:1.0

	19.	Line C18 shall not be less than		1.75:1.0

	20.	The Borrower is in compliance (circle yes or no)		yes/no

D.	Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))

	1.	Secured Recourse Indebtedness	$

	2.	Total Asset Value as calculated on Exhibit A hereto

	3.	Ratio of Line D1 to Line D2		:1.0

	4.	Line D3 shall not exceed		0.05:1.0

	5.	The Borrower is in compliance (circle yes or no)		yes/no

E.	Tangible Net Worth (Section 8.20(e))

	1.	Tangible Net Worth	$

	2.	Aggregate net proceeds of Stock and Stock Equivalent offerings

	3.	75% of Line E2

	4.	$93,243,118 plus Line E3

	5.	Line E1 shall not be less than Line E4

	6.	The Borrower is in compliance (circle yes or no)		yes/no

F.	Investments (Joint Ventures) (Section 8.8(j))

	1.	Cash Investments in Joint Ventures	$

	2.	Total Asset Value

	3.	Line F1 divided by Line F2

	4.	Line F3 shall not exceed 10% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

G.	Investments (Assets Under Development) (Section 8.8(k))

	1.	Assets Under Development	$

	2.	Total Asset Value

	3.	Line G1 divided by Line G2

	4.	Line G3 shall not exceed 7.5% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

H.	Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))

	1.	Mortgage Loans, Mezzanine Loans and Notes Receivable	$

	2.	Total Asset Value

	3.	Line H1 divided by Line H2

	4.	Line H3 shall not exceed 15% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

I.	Investments (Ground Leases) (Section 8.8(m))

	1.	Investments in Ground Leases other than Permitted Ground Lease Investments	$

	2.	Total Asset Value

	3.	Line I1 divided by Line I2

	4.	Line I3 shall not exceed 25% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

J.	Investments (Stock Repurchases) (Section 8.8(n))

	1.	Aggregate amount of Borrower’s stock repurchases	$

	2.	Line J1 shall not exceed $8,000,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

K.	Investments (Land Assets and CDD Bonds) (Section 8.8(o))

	1.	Land Assets	$

	2.	CDD Bonds

	3.	Line K1 plus Line K2

	4.	Total Asset Value

	5.	Line K3 divided by Line K4

	6.	Line K2 shall not exceed $3,500,000 and Line K5 shall not exceed 32.5% of Total Asset Value for 2012 and 2013 and 25% of Total Asset Value for 2014

	7.	The Borrower is in compliance (circle yes or no)		yes/no

L.	Aggregate Investment Limitation to Total Asset Value (Section 8.8)

	1.	Sum of Lines F1, G1, H1, I1 and J1	$

	2.	Total Asset Value

	3.	Line L1 divided by Line L2

	4.	Line L3 shall not exceed 25% of Total Asset Value

	5.	The Borrower is in compliance (circle yes or no)		yes/no

M.	Golf Course Capital Expenditures (Section 8.22)

	1.	Aggregate Amount of Capital Expenditures for Golf Courses during 20	$

	2.	Line M1 shall not exceed $500,000 for 2012 and $250,000 for 2013 and thereafter

	3.	The Borrower is in compliance (circle yes or no)		yes/no

EXHIBIT A TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A, with a calculation date of             ,        , is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated February 27, 2012, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT B TO SCHEDULE I

TO COMPLIANCE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B, with a calculation date of             ,        , is attached to Schedule I to the Compliance Certificate of Consolidated-Tomoka Land Co. dated February 27, 2012, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

PROPERTY	PROPERTY INCOME	MINUS	PROPERTY EXPENSES (WITHOUT CAP. EX. RESERVE OR MANAGEMENT FEES)	MINUS	ANNUAL CAPITAL EXPENDITURE RESERVE	MINUS	GREATER OF 3% OF RENTS OR ACTUAL MANAGEMENT FEES	EQUALS	PROPERTY NOI
	$	–	$					=	$
	$	–	$					=	$
	$	–	$					=	$
	$	–	$					=	$

TOTAL PROPERTY NOI FOR ALL PROPERTIES:	$

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT I

BORROWING BASE CERTIFICATE

To:	Bank of Montreal, as Administrative

Agent under, and the Lenders party to,

the Credit Agreement described below.

Pursuant to the terms of the Credit Agreement dated as of February 27, 2012, as amended, among us (the “Credit Agreement”), we submit this Borrowing Base Certificate to you and certify that the calculation of the Borrowing Base set forth below and on any Exhibits to this Certificate is true, correct and complete as of the Borrowing Base Determination Date.

A. Borrowing Base Determination Date:              , 20    .

B. The Borrowing Base and Revolving Credit Availability as of the Borrowing Base Determination Date is calculated as:

1. 60% of the Borrowing Base Value as calculated on Exhibit A hereto	$

2. Debt Service Coverage Amount as calculated on Exhibit B hereto	$

3. The lesser of Line 1 and Line 2	$

4. Aggregate Unsecured Indebtedness excluding Revolving Loans, Swing Loans and L/C Obligations outstanding	$

5. Line 3 minus Line 4 (the “Borrowing Base”)	$

6. Aggregate Revolving Loans, Swing Loans and L/C Obligations outstanding	$

7. Line 5 minus Line 6 (the “Revolving Credit Availability”)	$

The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this      day of          20    .

CONSOLIDATED-TOMOKA LAND CO.

By:
Name:
Title:

EXHIBIT A TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit A is attached to the Borrowing Base Certificate of Consolidated-Tomoka Land Co. for the Borrower Base Determination Date of                  , 20     and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement dated February 27, 2012, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Borrowing Base Value as of the Borrowing Base Determination Date set forth above:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

BORROWING BASE VALUE OF ALL ELIGIBLE PROPERTIES:			$

BORROWING BASE REQUIREMENTS:

A.	Number of Properties

	1.	The number of Eligible Properties

	2.	Line A1 shall not be less than 12

	3.	The Borrower is in compliance (circle yes or no)		yes/no

B.	Borrowing Base Value

	1.	Borrowing Base Value	$

	2.	Line B1 shall not be less than $75,000,000

	3.	The Borrower is in compliance (circle yes or no)		yes/no

C.	Non-Retail Properties

	1.	Percent of Borrowing Base Value attributable to Non-Retail Properties			%

	2.	Line C1 shall not be greater than 35%

	3.	The Borrower is in compliance (circle yes or no)		yes/no

D.	Individual Eligible Property Value

	1.	The Percentage of Borrowing Base Value of each Eligible Property is set forth [above or on the attached Schedule] and the largest Borrowing Base Value or any Eligible Property is $ for the Eligible Property.

	2.	No Eligible Property comprises more than 15% of Borrowing Base Value

	3.	The Borrower is in compliance (circle yes or no)		yes/no

E.	Single Tenant Borrowing Base Value

	1.	The largest amount of Borrowing Base Value from a single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, is $ from .

	2.	No single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, comprises more than 15% of Borrowing Base Value

	3.	The Borrower is in compliance (circle yes or no)	yes/no

F.	Permitted Ground Lease Investments

	1.	Percent of Borrowing Base Value attributable to Permitted Ground Lease Investments		%

	2.	Line F1 shall not be greater than 30%

	3.	The Borrower is in compliance (circle yes or no)	yes/no

G.	Hotels, Motels and Resorts

	1.	Percent of Borrowing Base Value attributable to Hotels, Motels or Resorts		%

	2.	Line G1 shall not be greater than 20%

	3.	The Borrower is in compliance (circle yes or no)	yes/no

EXHIBIT B TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

This Exhibit B is attached to the Borrowing Base Certificate of Consolidated-Tomoka Land Co. for the Borrowing Base Determination Date of              , 20     and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement dated February 27, 2012, as amended, referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Debt Service Coverage Amount as of the Borrowing Base Determination Date set forth above:

ELIGIBLE PROPERTIES	DEBT SERVICE COVERAGE AMOUNT AS CALCULATED ON ANNEX I TO THIS EXHIBIT B
$
$
$
$

TOTAL DEBT SERVICE COVERAGE AMOUNT OF ALL ELIGIBLE PROPERTIES:	$

ANNEX I TO EXHIBIT B TO BORROWING BASE CERTIFICATE

OF CONSOLIDATED-TOMOKA LAND CO.

[Borrower to Insert Calculation of Debt Service Coverage Amount for each Eligible Property with concentration limit exclusions]